Note 18 - Commitments (Detail) - Summary Of Future Minimum Lease Payments For All Noncancelable Operating Leases (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
2013	$ 2,507
2014	1,489
2015	856
2016	76
Total minimum lease payments	$ 4,928